SCHEDULE 14A
                                                  (Rule 14a-101)

                                    INFORMATION REQUIRED IN PROXY STATEMENT

                                            SCHEDULE 14A INFORMATION
                                      Proxy Statement Pursuant to Section
                                  14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement

[     ]  Confidential, For Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X   ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         COLONIAL HIGH INCOME MUNICIPAL TRUST
                      ------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                      ------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:


         2)  Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:


         5)  Total fee paid:

[     ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                                                     SCHEDULE 14A
                                                    (Rule 14a-101)

                                       INFORMATION REQUIRED IN PROXY STATEMENT

                                               SCHEDULE 14A INFORMATION
                                         Proxy Statement Pursuant to Section
                                    14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement

[     ]  Confidential, For Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X   ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                      ------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                     ------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:


         2)  Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:


         5)  Total fee paid:

[     ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                                                     SCHEDULE 14A
                                                    (Rule 14a-101)

                                       INFORMATION REQUIRED IN PROXY STATEMENT

                                               SCHEDULE 14A INFORMATION
                                         Proxy Statement Pursuant to Section
                                   14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement

[     ]  Confidential, For Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[  X  ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COLONIAL INTERMARKET INCOME TRUST I
                        ------------------------------------------
                    (Name of Registrant as Specified In Its Charter)

                       ------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:


         2)  Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:


         5)  Total fee paid:

[     ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                                                     SCHEDULE 14A
                                                    (Rule 14a-101)

                                       INFORMATION REQUIRED IN PROXY STATEMENT

                                               SCHEDULE 14A INFORMATION
                                         Proxy Statement Pursuant to Section
                                    14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement

[     ]  Confidential, For Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[  X  ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                     ------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                      ------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:


         2)  Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:


         5)  Total fee paid:

[     ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                                                     SCHEDULE 14A
                                                    (Rule 14a-101)

                                       INFORMATION REQUIRED IN PROXY STATEMENT

                                               SCHEDULE 14A INFORMATION
                                         Proxy Statement Pursuant to Section
                                    14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement

[     ]  Confidential, For Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[  X  ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            COLONIAL INSURED MUNICIPAL FUND
                       ------------------------------------------
                    (Name of Registrant as Specified In Its Charter)

                      ------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:


         2)  Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:


         5)  Total fee paid:

[     ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                                                     SCHEDULE 14A
                                                    (Rule 14a-101)

                                       INFORMATION REQUIRED IN PROXY STATEMENT

                                               SCHEDULE 14A INFORMATION
                                         Proxy Statement Pursuant to Section
                                    14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement

[     ]  Confidential, For Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[  X  ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        COLONIAL NEW YORK INSURED MUNICIPAL FUND
                       ------------------------------------------
                    (Name of Registrant as Specified In Its Charter)

                     ------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:


         2)  Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:


         5)  Total fee paid:

[     ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                       COLONIAL INTERMARKET INCOME TRUST I
                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                         COLONIAL INSURED MUNICIPAL FUND
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                               (617) 426-3750

Dear Shareholder:

     Each of the above-listed funds (Funds) will hold its Annual Meeting of Shareholders (Meeting) on May 24, 2000, at 10:00 a.m., Eastern time, at the offices of Colonial Management Associates, Inc., the investment advisor to each of the Funds. A formal Notice of Annual Meetings of Shareholders appears on the next page, followed by the proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meetings in person; however, we urge you in any event to vote your shares at your earliest convenience.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

     Please take a few moments to review the details of each proposal. We appreciate your participation and prompt response in these matters, and thank you for your continued support.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson, President
April 21, 2000

G-60/059B-0400

                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                       COLONIAL INTERMARKET INCOME TRUST I
                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                         COLONIAL INSURED MUNICIPAL FUND
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
                One Financial Center, Boston, Massachusetts 02111
                                 (617) 426-3750

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                             TO BE HELD MAY 24, 2000

Dear Shareholder:

         Annual Meetings of Shareholders (Meetings) of the above-listed funds will be held at the offices of Colonial Management Associates, Inc. (Advisor), One Financial Center, Boston, Massachusetts, on Wednesday, May 24, 2000, at 10:00 a.m., Eastern time. The purpose of the Meetings is to consider and act upon the following proposals and to transact such other business as may properly come before the Meetings or any adjournment thereof:

1.       Elect Trustees as outlined below;
         1.A.  Colonial High Income Municipal Trust:
               (i) Three Trustees to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares (Preferred Shares), voting together as a single class; and
               (ii) Two Trustees to be elected by the holders of Preferred
                    Shares only, voting as a single class.
         1.B. Colonial Investment Grade Municipal Trust:
               (i) Four Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and
               (ii) Two Trustees to be elected by the holders of Preferred
                    Shares only, voting as a single class.
         1.C.  Colonial InterMarket Income Trust I:  Elect five Trustees.

         1.D.  Colonial California Insured Municipal Fund:
               (i) Nine Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and
               (ii) Two Trustees to be elected by the holders of Preferred
                    Shares only, voting as a single class.
         1.E. Colonial Insured Municipal Fund:
               (i) Nine Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and
               (ii) Two Trustees to be elected by the holders of Preferred
                    Shares only, voting as a single class.
         1.F. Colonial New York Insured Municipal Fund:
               (i) Nine Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and
               (ii) Two Trustees to be elected by the holders of Preferred
                    Shares only, voting as a single class.

2.       Ratify the selection of independent accountants; and

3. Transact such other business as may properly come before the Meetings or any adjournment thereof.


By order of the Trustees,


Nancy L. Conlin, Secretary

April 21, 2000

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
IF A QUORUM IS NOT PRESENT AT ANY MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                       COLONIAL INTERMARKET INCOME TRUST I
                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                         COLONIAL INSURED MUNICIPAL FUND
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

                                 PROXY STATEMENT

                               General Information

                                                                  April 21, 2000

         The enclosed proxy, which was first mailed on or about April 21, 2000, is solicited by the Trustees of the above-listed funds (Funds) for use at the Meetings. All properly executed proxies received in time for the Meetings will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person.

         Solicitation of proxies may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The Funds will bear the cost of solicitation which includes the printing and mailing of proxy materials and the tabulation of votes. By voting as soon as you receive your proxy materials, you will help to reduce the cost of any additional mailings.

         With respect to Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust, and Colonial InterMarket Income Trust I, holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at a Meeting; provided, however, that with respect to the election of certain Trustees by the holders of the Municipal Auction Rate Cumulative Preferred Shares (Preferred Shares) only, a majority of the aggregate number of Preferred Shares outstanding and entitled to vote shall be necessary to constitute a quorum for the transaction of business. With respect to Colonial California Insured Municipal Fund, Colonial Insured Municipal Fund, and
Colonial New York Insured Municipal Fund, holders of 30% of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at a Meeting; provided, however, that with respect to the election of certain Trustees by the holders of the Preferred Shares only, a majority of the aggregate number of Preferred Shares outstanding and entitled to vote shall be necessary to constitute a quorum for the transaction of business. On March 1, 2000, the Funds had outstanding the following shares of beneficial interest:


--------------------------------------------------------------------------------
                                                     COMMON         PREFERRED
FUND                                                 SHARES           SHARES
--------------------------------------------------------------------------------
Colonial High Income Municipal Trust (CHIMT)       31,078,028          4,800*
--------------------------------------------------------------------------------
Colonial Investment Grade Municipal Trust          11,509,000          2,400
(CIGMT)
--------------------------------------------------------------------------------
Colonial InterMarket Income Trust I (CIITI) **     11,009,000              0
--------------------------------------------------------------------------------
Colonial California Insured Municipal Fund          2,766,666            978
(CCIMF)
--------------------------------------------------------------------------------
Colonial Insured Municipal Fund      (CIMF)         4,226,678          1,492
--------------------------------------------------------------------------------
Colonial New York Insured Municipal Fund            1,606,666            564
(CNYIMF)
--------------------------------------------------------------------------------


*   Consists of 2,400 Series T Shares and 2,400 Series W Shares.

** Colonial InterMarket Income Trust I has only one class of shares outstanding. For purposes of this Proxy Statement only, these shares may be referred to as "Common Shares."

    Shareholders of record at the close of business on March 1, 2000, will have one vote for each share held. On March 1, 2000, the following persons were known to beneficially own of record more than 5% of the outstanding securities of the Funds:


--------------------------------------------------------------------------------
                                                                     PERCENTAGE
                  CLASS OF                             NUMBER OF     OF SHARES
FUND              SHARES      NAME AND ADDRESS         SHARES OWNED  OWNED
--------------------------------------------------------------------------------
CHIMT             Common      Cede & Co. Fast            26,777,668       86%
                              7 Hanover Square
                              23rd Floor
                              New York, NY 10004
---------------------------                            -------------------------
CIGMT             Common                                  9,677,488       84%
---------------------------                            -------------------------
CIITI             Common                                  9,430,663       86%
---------------------------                            -------------------------
CCIMF             Common                                  2,662,530       96%
---------------------------                            -------------------------
CIMF              Common                                  4,151,889       98%
---------------------------                            -------------------------
CNYIMF            Common                                  1,592,493       99%
--------------------------------------------------------------------------------


         Votes cast by proxy or in person at any Meeting will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

         Further information concerning each Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing Colonial Management Associates, Inc. (Advisor) at One Financial Center, Boston, MA 02111 or by calling 1-800-426-3750.


1.  ELECTION OF TRUSTEES.

           1.A.  COLONIAL HIGH INCOME MUNICIPAL TRUST.

         Messrs. Grinnell, Mayer and Moody (who have each agreed to serve) are proposed for election as Trustees of the Fund, and are to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares (Preferred Shares), voting together as a single class. Each will serve for three years or until a successor is elected. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class. The Board of Trustees currently consists of Mss. Collins and Verville, and Messrs. Bleasdale, Carberry, Grinnell, Lowry, Macera, Mayer, Moody, Neuhauser, Stitzel, and Sullivan. Mr. Sullivan will retire as a Trustee of the Fund on April 30, 2000.

         The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting), and shall be voted on by both the Common Shares and Preferred Shares:

2001                       2002                     2003
----                       ----                     ----

Mr. Bleasdale              Mr. Carberry             Mr. Grinnell
Mr. Lowry                  Ms. Collins              Mr. Mayer
Mr. Neuhauser                                       Mr. Moody
Ms. Verville


         Messrs. Macera and Stitzel are elected annually by the holders of Preferred Shares.


                                  REQUIRED VOTE

         With respect to Messrs. Grinnell, Mayer and Moody, the affirmative vote of a plurality of the holders of the Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.


            1.B.  COLONIAL INVESTMENT GRADE MUNICIPAL TRUST.

         Messrs. Bleasdale, Mayer, Moody and Neuhauser (who have each agreed to serve) are proposed for election as Trustees of the Fund, and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve three years, or until a successor is elected. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class. The Board of Trustees currently consists of Mss. Collins and Verville, and Messrs. Bleasdale, Carberry, Grinnell, Lowry, Macera, Mayer, Moody, Neuhauser, Stitzel and Sullivan. Mr. Sullivan will retire as a Trustee of the Fund on April 30, 2000.

         The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting) and shall be voted on by both the Common Shares and Preferred Shares:

2001                       2002                     2003
----                       ----                     ----

Ms. Verville               Ms. Collins              Mr. Bleasdale
Mr. Lowry                  Mr. Carberry             Mr. Mayer
                           Mr. Grinnell             Mr. Moody
                                                    Mr. Neuhauser


         Messrs. Macera and Stitzel are elected annually by the holders of the Preferred Shares.

                                  REQUIRED VOTE

         With respect to the election of Messrs. Bleasdale, Mayer, Moody and Neuhauser, the affirmative vote of a plurality of the holders of the Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.


           1.C.  COLONIAL INTERMARKET INCOME TRUST I.

         Messrs. Bleasdale, Carberry, Macera and Neuhauser, and Ms. Collins (who have each agreed to serve) are proposed for election as Trustees of the Fund. Each will serve three years, or until a successor is elected. The Board of Trustees currently consists of Mss. Collins and

Verville, and Messrs. Bleasdale, Carberry, Grinnell, Lowry, Macera, Mayer, Moody, Neuhauser, Stitzel and Sullivan. Mr. Sullivan will retire as a Trustee of the Fund on April 30, 2000.

         The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2001                       2002                     2003
----                       ----                     ----

Mr. Lowry                  Mr. Grinnell             Mr. Bleasdale
Mr. Mayer                  Mr. Moody                Mr. Carberry
Mr. Stitzel                                         Ms. Collins
Ms. Verville                                        Mr. Macera
                                                    Mr. Neuhauser


                                  REQUIRED VOTE

         The affirmative vote of a plurality of the holders of shares of beneficial interest, present at the Meeting in person or by proxy, is required for the election of each Trustee.


            1.D.  COLONIAL CALIFORNIA INSURED MUNICIPAL FUND.

         Messrs. Bleasdale, Carberry, Grinnell, Lowry, Mayer, Moody and Neuhauser, and Mss. Collins and Verville (who have each agreed to serve) are proposed for election as Trustees of the Fund, and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class. The Board of Trustees currently consists of Mss. Collins and Verville, and Messrs. Bleasdale, Carberry, Grinnell, Lowry, Macera, Mayer, Moody, Neuhauser, Stitzel and Sullivan. Mr. Sullivan will retire as a Trustee of the Fund on April 30, 2000.

         The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting) and shall be voted on by both the Common Shares and Preferred Shares:

2001                       2002                     2003
----                       ----                     ----

Mr. Bleasdale              Mr. Grinnell             Mr. Moody
Mr. Carberry               Mr. Lowry                Mr. Neuhauser
Ms. Collins                Mr. Mayer                Ms. Verville


         Messrs. Macera and Stitzel are elected annually by the holders of Preferred Shares.

                                  REQUIRED VOTE

         With respect to the election of Messrs. Bleasdale, Carberry, Grinnell, Lowry, Mayer, Moody and Neuhauser, and Mss. Collins and Verville, the affirmative vote of a plurality of the holders of the Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.


           1.E.  COLONIAL INSURED MUNICIPAL FUND.

         Messrs. Bleasdale, Carberry, Grinnell, Lowry, Mayer, Moody and Neuhauser, and Mss. Collins and Verville (who have each agreed to serve) are proposed for election as Trustees of the Fund, and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class. The Board of Trustees currently consists of Mss. Collins and Verville, and Messrs. Bleasdale, Carberry, Grinnell, Lowry, Macera, Mayer, Moody, Neuhauser, Stitzel and Sullivan. Mr. Sullivan will retire as a Trustee of the Fund on April 30, 2000.

         The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the

Meeting) and shall be voted on by both the Common Shares and Preferred Shares:

2001                       2002                     2003
----                       ----                     ----

Mr. Bleasdale              Mr. Grinnell             Mr. Moody
Mr. Carberry               Mr. Lowry                Mr. Neuhauser
Ms. Collins                Mr. Mayer                Ms. Verville


         Messrs. Macera and Stitzel are elected annually by the holders of Preferred Shares.

                                  REQUIRED VOTE

         With respect to the election of Messrs. Bleasdale, Carberry, Grinnell, Lowry, Mayer, Moody and Neuhauser, and Mss. Collins and Verville, the affirmative vote of a plurality of the holders of the Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.


           1.F.  Colonial New York Insured Municipal Fund.

         Messrs. Bleasdale, Carberry, Grinnell, Lowry, Mayer, Moody and Neuhauser, and Mss. Collins and Verville (who have each agreed to serve) are proposed for election as Trustees of the Fund, and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class. The Board of Trustees currently consists of Mss. Collins and Verville, and Messrs. Bleasdale, Carberry, Grinnell, Lowry, Macera, Mayer, Moody, Neuhauser, Stitzel and Sullivan. Mr. Sullivan will retire as a Trustee of the Fund on April 30, 2000.

         The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the

Meeting) and shall be voted on by both the Common Shares and Preferred Shares:

2001                       2002                     2003
----                       ----                     ----

Mr. Bleasdale              Mr. Grinnell             Mr. Moody
Mr. Carberry               Mr. Lowry                Mr. Neuhauser
Ms. Collins                Mr. Mayer                Ms. Verville


         Messrs. Macera and Stitzel are elected annually by the holders of Preferred Shares.


                                  REQUIRED VOTE

         With respect to the election of Messrs. Bleasdale, Carberry, Grinnell, Lowry, Mayer, Moody and Neuhauser, and Mss. Collins and Verville, the affirmative vote of a plurality of the holders of the Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.


     FOR INFORMATION REGARDING THE BOARD OF TRUSTEES AND EXECUTIVE OFFICERS OF YOUR FUND, SEE EXHIBITS A AND B TO THIS PROXY STATEMENT.


                             TRUSTEES' COMPENSATION

     FOR INFORMATION REGARDING THE COMPENSATION RECEIVED BY THE TRUSTEES OF YOUR FUND FOR SERVING AS TRUSTEES FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1999, AND FOR THE CALENDAR YEAR ENDED DECEMBER 31, 1999, SEE EXHIBIT C TO THIS PROXY STATEMENT.

                        TRUSTEES' MEETINGS AND COMMITTEES

        THE FOLLOWING APPLIES TO COLONIAL HIGH INCOME MUNICIPAL TRUST, COLONIAL INVESTMENT GRADE MUNICIPAL TRUST AND COLONIAL INTERMARKET INCOME TRUST I ONLY:

         During the fiscal year ended November 30, 1999, each Board of Trustees held six meetings.

         The Audit Committee, consisting of Messrs. Bleasdale, Grinnell, Lowry, Moody, Neuhauser and Sullivan, and as of April 1999, Mr. Macera and Ms. Verville, met four times during the fiscal year ended November 30, 1999. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

         The Compensation Committee, consisting of Ms. Collins and Messrs. Birnbaum, Grinnell, Neuhauser and Stitzel, met twice during the fiscal year ended November 30, 1999. The Committee reviews compensation of the Board of Trustees.

         The Governance Committee, consisting of Messrs. Bleasdale, Lowry, Mayer, Moody and Sullivan, and as of April 1999, Ms. Verville, met four times during the fiscal year ended November 30, 1999. The Committee in its sole discretion recommends to the Trustees among other things, nominees for Trustee and for appointments to various committees. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

         During the fiscal year ended November 30, 1999, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

         If any of the nominees listed above becomes unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

         THE FOLLOWING APPLIES TO COLONIAL CALIFORNIA INSURED MUNICIPAL FUND, COLONIAL INSURED MUNICIPAL FUND AND COLONIAL NEW YORK INSURED MUNICIPAL FUND, WHICH COMMENCED OPERATIONS ON

OCTOBER 29, 1999, OCTOBER 29, 1999, AND NOVEMBER 19, 1999, RESPECTIVELY:

         During the fiscal year ended November 30, 1999, each Board of Trustees held two meetings.

         The Audit Committee, consisting of Messrs. Bleasdale, Grinnell, Lowry, Moody, Neuhauser and Sullivan, and Ms. Verville, met once during the fiscal year ended November 30, 1999. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

         The Compensation Committee, consisting of Ms. Collins and Messrs. Birnbaum, Grinnell, Neuhauser and Stitzel, met once during the fiscal year ended November 30, 1999. The Committee reviews compensation of the Board of Trustees.

         The Governance Committee, consisting of Messrs. Bleasdale, Lowry, Mayer, Moody and Sullivan, and Ms. Verville, met twice during the fiscal year ended November 30, 1999. The Committee in its sole discretion recommends to the Trustees among other things, nominees for Trustee and for appointments to various committees. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

         During the fiscal year ended November 30, 1999, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

         If any of the nominees listed above becomes unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).


                           DESCRIPTION OF THE ADVISOR

         The Advisor to each of the Funds is a wholly-owned subsidiary of Liberty Funds Group, LLC (LFG), which in turn is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial). Liberty Financial is an indirect majority-owned subsidiary of Liberty Mutual

Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Liberty Mutual's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Advisor and its affiliates.


2.     RATIFICATION OF INDEPENDENT ACCOUNTANTS.

         PricewaterhouseCoopers LLP was selected as independent accountants for each of the Funds for the fiscal year ending November 30, 2000 by unanimous votes of the Boards of Trustees, subject to ratification or rejection by the shareholders. Neither PricewaterhouseCoopers LLP nor any of its partners has any direct or material indirect financial interest in the Funds. A representative of PricewaterhouseCoopers LLP will be available at the Meetings, if requested by a shareholder in writing at least five days before the Meetings, to respond to appropriate questions and make a statement (if the representative desires).

                                  REQUIRED VOTE

         For each of Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust, Colonial California Insured Municipal Fund, Colonial Insured Municipal Fund, and Colonial New York Insured Municipal Fund, ratification requires the affirmative vote of a majority of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the respective Meeting in person or by proxy. For Colonial InterMarket Income Trust I, ratification requires the affirmative vote of a majority of the holders of shares of beneficial interest, present at the Meeting in person or by proxy.

3.    OTHER MATTERS AND DISCRETION OF PROXY HOLDERS NAMED IN THE PROXY.

         As of the date of this Proxy Statement, only the business mentioned in Proposals 1 and 2 of the Notice of the Meetings is contemplated to be presented. If any procedural or other matters properly come before any one or more of the Meetings, the enclosed proxy (or proxies, as applicable) shall be voted in accordance with the best judgment of the proxy holder(s).

         The Meetings are to be held simultaneously. In the event that any Fund shareholder at a Meeting objects to the holding of simultaneous Meetings and moves for an adjournment of the Meeting so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

         If a quorum of shareholders is not represented at a Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Proposals set forth in the Notice of the Meetings are not received by May 24, 2000, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals set forth in the Notice of the Meetings. They will vote against any such adjournment those proxies required to be voted against any of such Proposals.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(f) of the Investment Company Act of 1940, as amended, require the Board of Trustees and executive officers of any Fund, persons who own more than ten percent of any Fund's equity securities (Section 16 reporting persons), the Fund's investment advisor and affiliated persons of the Fund's investment advisor to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such reports furnished to the Funds, the Funds believe that all of the Trustees and Executive Officers of Colonial California Insured Municipal Fund and Colonial Insured Municipal Fund filed late Forms 3 (Initial Statements of Beneficial Ownership), on which they reported no holdings.


                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders which are intended to be considered for inclusion in the Funds' proxy statement relating to the 2001 Annual Meetings of Shareholders of the Funds must be received by the Funds at One Financial Center, Boston, Massachusetts, 02111 on or before December 22, 2000.

      SHAREHOLDERS ARE URGED TO VOTE, SIGN AND MAIL THEIR PROXIES IMMEDIATELY.

                                    EXHIBIT A

                               TRUSTEE INFORMATION

The following table sets forth certain information about the Boards of Trustees of the Liberty Funds:







                                                                        Shares and
                                                                        Percent of Fund
                                                                        Beneficially
                                                                        Owned at March
                                                                        1, 2000 (2)
Name                    Trustee       Principal Occupation (1) and
(Age)                   Since(3)            Directorships
Robert J. Birnbaum      1995(4)
(72)                                 Consultant (formerly Special            -0-
                                     Counsel, Dechert Price &
                                     Rhoads-law). Director or
                                     Trustee: Liberty Funds, Liberty
                                     All-Star Funds, The Emerging
                                     Germany Fund.

Tom Bleasdale           1989         Retired (formerly Chairman of           -0-
(69)                                 the Board and Chief Executive
                                     Officer, Shore Bank & Trust
                                     Company (banking) from 1992 to
                                     1993). Director or Trustee:
                                     Liberty Funds, Empire Company Limited.

John V. Carberry *      1998         Senior Vice President of Liberty        -0-
(53)                                 Financial Companies, Inc. since
                                     February, 1998 (Liberty Financial)
                                     (formerly Managing Director, Salomon
                                     Brothers (investment banking)
                                     from December, 1974 to January,
                                     1998). Director or Trustee:
                                     Liberty Funds, Liberty All-Star
                                     Funds.


                                                                        Shares and
                                                                        Percent of Fund
                                                                        Beneficially
                                                                        Owned at March
                                                                        1, 2000 (2)
Name                    Trustee       Principal Occupation (1) and
(Age)                   Since(3)            Directorships
Lora S. Collins         1992         Attorney (formerly Attorney with        -0-
(64)                                 Kramer, Levin, Naftalis &
                                     Frankel (law) from September,
                                     1986 to November, 1996).
                                     Trustee: Liberty Funds.

James E. Grinnell       1995         Private Investor since November,        -0-
(70)                                 1988. Director or Trustee:
                                     Liberty Funds, Liberty All-Star
                                     Funds.

Richard W. Lowry        1995         Private Investor since August,          -0-
(63)                                 1987. Director or Trustee:
                                     Liberty Funds, Liberty All-Star
                                     Funds.

Salvatore Macera        1998         Private Investor (formerly              -0-
(68)                                 Executive Vice President and
                                     Director of Itek Corporation
                                     (electronics) from 1975 to
                                     1981). Trustee: Liberty Funds.

William E. Mayer        1994         Partner, Development Capital,           -0-
(59)                                 LLC (venture capital) (formerly
                                     Dean, College of Business and
                                     Management, University of
                                     Maryland (higher education) from
                                     October, 1992 to November,
                                     1996). Director or Trustee:
                                     Liberty Funds, Liberty All-Star
                                     Funds, Johns Manville, Lee
                                     Enterprises.

                                                                        Shares and
                                                                        Percent of Fund
                                                                        Beneficially
                                                                        Owned at March
                                                                        1, 2000 (2)
Name                    Trustee       Principal Occupation (1) and
(Age)                   Since(3)            Directorships
James L. Moody, Jr.     1989         Retired (formerly Chairman of           -0-
(68)                                 the Board, Hannaford  Bros. Co.
                                     (food retailer) from May, 1984
                                     to May, 1997 and Chief Executive
                                     Officer, Hannaford  Bros. Co.
                                     from May, 1973 to May, 1992).
                                     Director or Trustee: Liberty
                                     Funds, UNUM Product
                                     Corporation, IDEXX Laboratories,
                                     Inc., Staples, Inc., Empire
                                     Company Limited.

John J. Neuhauser       1992         Academic Vice President and Dean        -0-
(56)                                 of Faculties since August, 1999,
                                     Boston College (higher
                                     education) (formerly Dean,
                                     Boston College School of
                                     Management (higher education)
                                     from September, 1977 to
                                     September, 1999). Director or
                                     Trustee: Liberty Funds, Liberty
                                     All-Star Funds, Saucony, Inc.

Thomas E. Stitzel       1998         Business Consultant (formerly           -0-
(64)                                 Professor of Finance from 1975
                                     to 1999 and Dean from 1977 to
                                     1991, College of Business, Boise
                                     State University (higher
                                     education), Chartered Financial
                                     Analyst. Trustee: Liberty Funds.

Robert L. Sullivan      1989(5)      Retired (formerly Partner, KPMG         -0-
(72)                                 Peat Marwick LLP (management
                                     consulting) from July, 1966 to
                                     June, 1985). Trustee: Liberty
                                     Funds.

                                                                        Shares and
                                                                        Percent of Fund
                                                                        Beneficially
                                                                        Owned at March
                                                                        1, 2000 (2)
Name                    Trustee       Principal Occupation (1) and
(Age)                   Since(3)            Directorships
Anne-Lee Verville       1998         Consultant (formerly General            -0-
(54)                                 Manager, Global Education
                                     Industry from 1994 to 1997, and
                                     President, Applications
                                     Solutions Division from 1991 to
                                     1994, IBM Corporation (global
                                     education and global
                                     applications)). Trustee:
                                     Liberty Funds, and Enesco Group,
                                     Inc.

       * Mr. Carberry is an "interested person," as defined in the Investment Company Act of 1940, as amended, because of his affiliation with Liberty Financial (the indirect parent company of the Advisor). On March 1, 2000, Mr. Carberry beneficially owned less than 1% of the then outstanding common shares and other securities of Liberty Financial.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On March 1, 2000, the Trustees and officers of each Fund as a group beneficially owned less than 1% of the then outstanding shares of each Fund.
(3) The dates indicated are accurate with the following exceptions: (i) Ms. Collins has been a Trustee of Colonial InterMarket Income Trust I since 1989; (ii) Mr. Moody has been a Trustee of Colonial Investment Grade Municipal Trust since 1992; and (iii) each of the Trustees, except where noted, has been a Trustee of Colonial California Insured Municipal Fund, Colonial Insured Municipal Fund, and Colonial New York Insured Municipal Fund since 1999.
(4)      Mr. Birnbaum retired as a Trustee of the Funds on December 31, 1999.
(5)      Mr. Sullivan will retire as a Trustee of the Funds on April 30, 2000.

In this Proxy Statement, the "Liberty Funds" means Liberty Funds Trust
I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII, Liberty Variable Investment Trust,
Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial Insured Municipal Fund,

         Colonial California Insured Municipal Fund, Colonial New York Insured Municipal Fund, Liberty-Stein Roe Advisor Floating Rate Advantage Fund and Colonial Investment Grade Bond Fund. In this Proxy Statement "Liberty All-Star Funds" means Liberty Funds Trust IX, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

                                    EXHIBIT B

                               OFFICER INFORMATION

The following table sets forth certain information about the executive officers of the Liberty Funds:


                                                                                  Shares and
                                                                                  Percent of
                                                                                  Fund
                                                                                  Beneficially
             Executive                                                            Owned at
Name         Officer          Office with Fund; Principal Occupation (6)          March 1,
(Age)        Since(8)         (6)                                                 2000 (7)
Stephen E. Gibson             President  of the Liberty  Funds since June,        -0-
(46)           1998           1998;  Chairman  of the  Board  since  July,
                              1998, Chief Executive Officer and President of the
                              Advisor since December, 1996, and Director, since
                              July, 1996 (formerly Executive Vice President from
                              July, 1996 to December, 1996); Director, Chief
                              Executive Officer and President of Liberty Funds
                              Group LLC (LFG) since December, 1998 (formerly
                              Director, Chief Executive Officer and President of
                              The Colonial Group, Inc. (TCG) from December, 1996
                              to December, 1998); Assistant Chairman of Stein
                              Roe & Farnham Incorporated (SR&F) since August,
                              1998 (formerly Managing Director of Marketing of
                              Putnam Investments, June, 1992 to July, 1996).

                                                                                  Shares and
                                                                                  Percent of
                                                                                  Fund
                                                                                  Beneficially
             Executive                                                            Owned at
Name         Officer          Office with Fund; Principal Occupation (6)          March 1,
(Age)        Since(8)         (6)                                                 2000 (7)
J. Kevin Connaughton          Controller and Chief  Accounting  Officer of           -0-
(35)           1998           the  Liberty  Funds  since  February,  1998;
                              Controller of Liberty All-Star Funds since
                              December, 1998; Vice President of the Advisor
                              since February, 1998 (formerly Senior Tax Manager,
                              Coopers & Lybrand, LLP from April, 1996 to
                              January, 1998; Vice President, 440 Financial
                              Group/First Data Investor Services Group from
                              March, 1994 to April, 1996).

                                                                                  Shares and
                                                                                  Percent of
                                                                                  Fund
                                                                                  Beneficially
             Executive                                                            Owned at
Name         Officer          Office with Fund; Principal Occupation (6)          March 1,
(Age)        Since(8)         (6)                                                 2000 (7)
Nancy L. Conlin               Secretary of the Liberty  Funds since April,           -0-
(46)           1994           1998  (formerly   Assistant  Secretary  from
                              July, 1994 to April, 1998); Director, Senior Vice
                              President, General Counsel, Clerk and Secretary of
                              the Advisor since April, 1998 (formerly Vice
                              President, Counsel, Assistant Secretary and
                              Assistant Clerk from July, 1994 to April, 1998);
                              Vice President - Legal, General Counsel and
                              Secretary of LFG since December, 1998 (formerly
                              Vice President - Legal, General Counsel, Secretary
                              and Clerk of TCG from April, 1998 to December,
                              1998; Assistant Clerk from July, 1994 to April,
                              1998).

Joseph R. Palombo             Vice  President  of the Liberty  Funds since           -0-
(46)           1999           April,  1999;  Executive  Vice President and
                              Director of the Advisor since April, 1999;
                              Executive Vice President and Chief Administrative
                              Officer of LFG since April, 1999 (formerly Chief
                              Operating Officer, Putnam Mutual Funds from 1994
                              to 1998).

(6) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(7) On March 1, 2000, the Trustees and officers of each Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.
(8) The dates indicated are accurate with the following exceptions: (i) Ms. Conlin has been an Executive Officer of Colonial Investment Grade Municipal Trust and Colonial InterMarket Income Trust I since 1998; and
         (ii) each of the Officers, except where noted, has been an Executive Officer of Colonial California Insured Municipal Fund, Colonial Insured Municipal Fund, and Colonial New York Insured Municipal Fund since 1999.

                                  EXHIBIT C.1.
                              TRUSTEES' COMPENSATION

For the fiscal years and calendar years noted, the Trustees received the following compensation for serving as Trustees(9):


                                                                              CIITI
                               CHIMT                     CIGMT               Aggregate                 Total
                             Aggregate                 Aggregate            Compensation         Compensation From
                         Compensation From         Compensation From       From Fund For       The Fund Complex Paid
                            Fund For The              Fund For The           The Fiscal       To The Trustees For The
                         Fiscal Year Ended         Fiscal Year Ended         Year Ended         Calendar Year Ended
   TRUSTEE               November 30, 1999         November 30, 1999      November 30, 1999    December 31, 1999(10)
---------------          -----------------         ------------------     -----------------    ----------------------
Robert J. Birnbaum(11)        $1,434                     $987                  $961                    $97,000
Tom Bleasdale                  1,523(12)                1,048(13)             1,010(14)                103,000(18)
John V. Carberry(19)             N/A                      N/A                   N/A                        N/A
Lori S. Collins                1,419                      977                   951                     96,000
James E. Grinnell              1,480                    1,019                   991                    100,000
Richard W. Lowry               1,434                      987                   960                     97,000
Salvatore Macera               1,220                      840                   735                     95,000
William E. Mayer               1,495                    1,029                   958                    101,000
James L. Moody, Jr.            1,347(20)                  927(21)               893(22)                 91,000(26)
John J. Neuhauser              1,499                    1,033                 1,005                    101,252
Thomas E. Stitzel              1,220                      840                   735                     95,000
Robert L. Sullivan(27)         1,542                    1,072                 1,036                    104,100
Anne-Lee Verville              1,418(28)                  976(29)             1,004(30)                 96,000(34)

                             TRUSTEES' COMPENSATION

For the fiscal years and calendar years noted, the Trustees received the following compensation for serving as Trustees(9):


                                                                              CNYIMF
                               CCIMF                     CIMF               Aggregate                 Total
                             Estimated                 Estimated            Compensation         Compensation From
                         Compensation From         Compensation From       From Fund For       The Fund Complex Paid
                            Fund For The              Fund For The           The Fiscal       To The Trustees For The
                         Fiscal Year Ending         Fiscal Year Ending      Year Ending        Calendar Year Ended
   TRUSTEE               November 30, 2000         November 30, 2000      November 30, 2000    December 31, 1999(10)
---------------          -----------------         ------------------     -----------------    ----------------------
Robert J. Birnbaum(11)          $  0                     $  0                  $  0                    $97,000
Tom Bleasdale                    845(15)                  845(16)               845(17)                103,000(18)
John V. Carberry(19)             N/A                      N/A                   N/A                        N/A
Lori S. Collins                  812                      812                   812                     96,000
James E. Grinnell                845                      845                   845                    100,000
Richard W. Lowry                 812                      812                   812                     97,000
Salvatore Macera                 804                      803                   803                     95,000
William E. Mayer                 845                      845                   845                    101,000
James L. Moody, Jr.              845(23)                  845(24)               845(25)                 91,000(26)
John J. Neuhauser                849                      849                   849                    101,252
Thomas E. Stitzel                804                      803                   803                     95,000
Robert L. Sullivan(27)           876                      876                   876                    104,100
Anne-Lee Verville                804(31)                  803(32)               803(33)                 96,000(34)

(9) The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(10) On December 31, 1999, the Fund Complex consisted of 51 open-end and 8 closed-end management investment portfolios in the Liberty Funds Group - Boston and 12 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Fund Complex).
(11)  Retired as a Trustee of the Funds on December 31, 1999.
(12)  Includes $787 payable in later years as deferred compensation.
(13)  Includes $540 payable in later years as deferred compensation.
(14)  Includes $508 payable in later years as deferred compensation.
(15)  Includes $431 payable in later years as deferred compensation.
(16)  Includes $431 payable in later years as deferred compensation.
(17)  Includes $431 payable in later years as deferred compensation.
(18)  Includes $52,000 payable in later years as deferred compensation.
(19) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial Companies, Inc. (Liberty Financial).
(20) Total compensation of $1,347 for the fiscal year ended November 30, 1999 will be payable in later years as deferred compensation.
(21) Total compensation of $927 for the fiscal year ended November 30, 1999 will be payable in later years as deferred compensation.
(22) Total compensation of $893 for the fiscal year ended November 30, 1999 will be payable in later years as deferred compensation.
(23) Total estimated compensation of $845 for the fiscal year ending November 30, 2000 is expected to be payable in later years as deferred compensation.
(24) Total estimated compensation of $845 for the fiscal year ending November 30, 2000 is expected to be payable in later years as deferred compensation.
(25) Total estimated compensation of $845 for the fiscal year ending November 30, 2000 is expected to be payable in later years as deferred compensation.
(26) Total compensation of $91,000 for the calendar year ended December 31, 1999 will be payable in later years as deferred compensation.
(27)  Will retire as a Trustee of the Funds on April 30, 2000.

(28) Total compensation of $1,418 for the fiscal year ended November 30, 1999 will be payable in later years as deferred compensation.
(29) Total compensation of $976 for the fiscal year ended November 30, 1999 will be payable in later years as deferred compensation.
(30) Total compensation of $1,004 for the fiscal year ended November 30, 1999 will be payable in later years as deferred compensation.
(31) Total estimated compensation of $804 for the fiscal year ending November 30, 2000 is expected to be payable in later years as deferred compensation.
(32) Total estimated compensation of $803 for the fiscal year ending November 30, 2000 is expected to be payable in later years as deferred compensation.
(33) Total estimated compensation of $803 for the fiscal year ending November 30, 2000 is expected to be payable in later years as deferred compensation.
(34) Total compensation of $96,000 for the calendar year ended December 31, 1999 will be payable in later years as deferred compensation.

                                  EXHIBIT C.2.
                             TRUSTEES' COMPENSATION


         For the calendar year ended December 31, 1999, some of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Liberty Funds Trust IX (together, Liberty All-Star Funds)(35):

                                       Total Compensation From
                               Liberty All-Star Funds For The Calendar
Trustee                           Year Ended December 31, 1999 (36)
-------                        --------------------------------------
Robert J. Birnbaum                             $25,000
John V. Carberry (37)                            N/A
James E. Grinnell                               25,000
Richard W. Lowry                                25,000
William E. Mayer                                25,000
John J. Neuhauser                               25,000

(35) The Liberty All-Star Funds do not currently provide pension or retirement plan benefits to the trustees/directors.
(36) Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(37) Does not receive compensation because he is an affiliated trustee and employee of Liberty Financial.

                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Russell L. Kane, Joseph
R. Palombo and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial New York Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 24, 2000, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
___________________________________          ___________________________________
___________________________________          ___________________________________
___________________________________          ___________________________________

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


CONTROL NUMBER:





                                                       -------------------------
Please be sure to sign and date this Proxy.            Date
--------------------------------------------------------------------------------



------------Shareholder sign here--------------Co-owner sign here---------------

1.   ELECTION OF ELEVEN TRUSTEES. (Item 1 of the Notice)

     (01) TOM BLEASDALE
     (02) JOHN V. CARBERRY
     (03) LORA S. COLLINS
     (04) JAMES E. GRINNELL
     (05) RICHARD W. LOWRY
     (06) SALVATORE MACERA
     (07) WILLIAM E. MAYER
     (08) JAMES L. MOODY, JR.
     (09) JOHN J. NEUHAUSER
     (10) THOMAS E. STITZEL
     (11) ANNE-LEE VERVILLE

     FOR ALL             WITH-               FOR ALL
     NOMINEES            HOLD                EXCEPT
      [ ]                [ ]                  [ ]

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)

      FOR              AGAINST             ABSTAIN
      [ ]                [ ]                 [ ]


3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:
--------------------------------------------------------------------------------

                      COLONIAL HIGH INCOME MUNICIPAL TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                      (SERIES T SHARES AND SERIES W SHARES)

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Russell L. Kane, Joseph
R. Palombo and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 24, 2000, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
___________________________________          ___________________________________
___________________________________          ___________________________________
___________________________________          ___________________________________

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


CONTROL NUMBER:




                                                      -------------------------
Please be sure to sign and date this Proxy.            Date
--------------------------------------------------------------------------------



------------Shareholder sign here--------------Co-owner sign here---------------

1.   ELECTION OF FIVE TRUSTEES. (Item 1 of the Notice)

     (01) JAMES E. GRINNELL
     (02) SALVATORE MACERA
     (03) WILLIAM E. MAYER
     (04) JAMES L. MOODY, JR.
     (05) THOMAS E. STITZEL

     FOR ALL             WITH-               FOR ALL
     NOMINEES            HOLD                EXCEPT
      [ ]                [ ]                  [ ]

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)

      FOR              AGAINST             ABSTAIN
      [ ]                [ ]                 [ ]


3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:
--------------------------------------------------------------------------------

                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Russell L. Kane, Joseph
R. Palombo and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 24, 2000, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
___________________________________          ___________________________________
___________________________________          ___________________________________
___________________________________          ___________________________________

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


CONTROL NUMBER:





                                                       -------------------------
Please be sure to sign and date this Proxy.            Date
--------------------------------------------------------------------------------



------------Shareholder sign here--------------Co-owner sign here---------------

1.   ELECTION OF SIX TRUSTEES. (Item 1 of the Notice)

     (01) TOM BLEASDALE
     (02) SALVATORE MACERA
     (03) WILLIAM E. MAYER
     (04) JAMES L. MOODY, JR.
     (05) JOHN J. NEUHAUSER
     (06) THOMAS E. STITZEL

     FOR ALL             WITH-               FOR ALL
     NOMINEES            HOLD                EXCEPT
      [ ]                [ ]                  [ ]

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)

      FOR              AGAINST             ABSTAIN
      [ ]                [ ]                 [ ]


3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:
--------------------------------------------------------------------------------

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Russell L. Kane, Joseph
R. Palombo and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial California Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 24, 2000, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
___________________________________          ___________________________________
___________________________________          ___________________________________
___________________________________          ___________________________________

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


CONTROL NUMBER:





                                                       -------------------------
Please be sure to sign and date this Proxy.            Date
--------------------------------------------------------------------------------



------------Shareholder sign here--------------Co-owner sign here---------------


1.   ELECTION OF ELEVEN TRUSTEES. (Item 1 of the Notice)

     (01) TOM BLEASDALE
     (02) JOHN V. CARBERRY
     (03) LORA S. COLLINS
     (04) JAMES E. GRINNELL
     (05) RICHARD W. LOWRY
     (06) SALVATORE MACERA
     (07) WILLIAM E. MAYER
     (08) JAMES L. MOODY, JR.
     (09) JOHN J. NEUHAUSER
     (10) THOMAS E. STITZEL
     (11) ANNE-LEE VERVILLE

     FOR ALL             WITH-               FOR ALL
     NOMINEES            HOLD                EXCEPT
      [ ]                [ ]                  [ ]

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)

      FOR              AGAINST             ABSTAIN
      [ ]                [ ]                 [ ]


3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:
--------------------------------------------------------------------------------

                         COLONIAL INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Russell L. Kane, Joseph
R. Palombo and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 24, 2000, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
___________________________________          ___________________________________
___________________________________          ___________________________________
___________________________________          ___________________________________

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                         COLONIAL INSURED MUNICIPAL FUND
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


CONTROL NUMBER:





                                                       -------------------------
Please be sure to sign and date this Proxy.            Date
--------------------------------------------------------------------------------



------------Shareholder sign here--------------Co-owner sign here---------------

1.   ELECTION OF ELEVEN TRUSTEES. (Item 1 of the Notice)

     (01) TOM BLEASDALE
     (02) JOHN V. CARBERRY
     (03) LORA S. COLLINS
     (04) JAMES E. GRINNELL
     (05) RICHARD W. LOWRY
     (06) SALVATORE MACERA
     (07) WILLIAM E. MAYER
     (08) JAMES L. MOODY, JR.
     (09) JOHN J. NEUHAUSER
     (10) THOMAS E. STITZEL
     (11) ANNE-LEE VERVILLE

     FOR ALL             WITH-               FOR ALL
     NOMINEES            HOLD                EXCEPT
      [ ]                [ ]                  [ ]

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)

      FOR              AGAINST             ABSTAIN
      [ ]                [ ]                 [ ]


3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:
--------------------------------------------------------------------------------

                         COLONIAL HIGH INCOME MUNICIPAL TRUST

                                    COMMON SHARES

               This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Russell L. Kane, Joseph R. Palombo and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 24, 2000, and at any adjournments, as follows on the reverse side of this card.

/X/ Please mark votes as in this example.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Trustees recommends a vote FOR the following items:

1.   ELECTION OF THREE TRUSTEES.  (Item 1 of the Notice)

James E. Grinnell              William E. Mayer          James L. Moody, Jr.



/    /  FOR ALL NOMINEES     /    /  WITHHOLD     /   /  FOR ALL NOMINEES EXCEPT



Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)


/    /  FOR              /    /  AGAINST                     /    / ABSTAIN



3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the Items above. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

RECORD DATE SHARES:

Mark box at right if address change or comment has been noted on the reverse side of this card. / /

                                 Please sign exactly as your name(s)
                                 appear(s) hereon.  Joint owners
                                 should each sign  personally.
                                 When  signing as attorney, executor,
                                 administrator, trustee or guardian,
                                 please give full title as such. If a
                                 corporation,  please  sign  in  full
                                 corporate name by President or other
                                 authorized officer. If a partnership,
                                 please sign in  partnership name by
                                 authorized person.

                                 Please be sure to sign and date this Proxy.

                                 Shareholder sign here--------  Date-----------



                                 Co-owner sign here----------   Date-----------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
==============================              ===============================
------------------------------              -------------------------------



                       COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

                                      COMMON SHARES

            This Proxy Solicited on Behalf of the Board of Trustees


The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Russell L. Kane, Joseph R. Palombo and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 24, 2000, and at any adjournments, as follows on the reverse side of this card.

/X/ Please mark votes as in this example.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Trustees recommends a vote FOR the following items:

1.   ELECTION OF FOUR TRUSTEES.  (Item 1 of the Notice)

Tom Bleasdale                 William E. Mayer        James L. Moody, Jr.
John J. Neuhauser


/   /  FOR ALL NOMINEES      /   /  WITHHOLD      /   /  FOR ALL NOMINEES EXCEPT



Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)


/   /  FOR                      /   /  AGAINST                 /   / ABSTAIN



3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the Items above. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

RECORD DATE SHARES:

Mark box at right if address change or comment has been noted on the reverse side of this card. / /

                        Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Please  be sure to sign and date this Proxy.

                        Shareholder sign here----------  Date------------------


                        Co-owner sign here------------   Date------------------


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
==============================              ===============================
------------------------------              -------------------------------






                       COLONIAL INTERMARKET INCOME TRUST I

                This Proxy Solicited on Behalf of the Board of Trustees


The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Russell L. Kane, Joseph R. Palombo and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial InterMarket Income Trust I to be held in Boston, Massachusetts, on Wednesday, May 24, 2000, and at any adjournments, as follows on the reverse side of this card.

/X/ Please mark votes as in this example.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Trustees recommends a vote FOR the following items:

1.   ELECTION OF FIVE TRUSTEES.  (Item 1 of the Notice)

Tom Bleasdale               John V. Carberry         Lora S. Collins
Salvatore Macera            John J. Neuhauser


/   /  FOR ALL NOMINEES    /   /  WITHHOLD        /   /  FOR ALL NOMINEES EXCEPT



Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)


/   /  FOR                    /   /  AGAINST                 /   / ABSTAIN



3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the Items above. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

RECORD DATE SHARES:

Mark box at right if address change or comment has been noted on the reverse side of this card. / /

                         Please sign exactly as your  name(s) appear(s) hereon.
                        Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Please  be sure to sign and date this Proxy.

                        Shareholder sign here----------  Date------------------


                        Co-owner sign here------------   Date------------------


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
==============================              ===============================
------------------------------              -------------------------------






                     COLONIAL CALIFORNIA INSURED MUNCIPAL FUND

                                    COMMON SHARES

                  This Proxy Solicited on Behalf of the Board of Trustees


The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Russell L. Kane, Joseph R. Palombo and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meetings of Shareholders of Colonial California Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 24, 2000, and at any adjournments, as follows on the reverse side of this card.

/X/ Please mark votes as in this example.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Trustees recommends a vote FOR the following items:

1.   ELECTION OF NINE TRUSTEES.  (Item 1 of the Notice)

Tom Bleasdale               John V. Carberry          Lora S. Collins
James E. Grinnell           Richard W. Lowry          William E. Mayer
James L. Moody, Jr.         John J. Neuhauser         Anne-Lee Verville

/   /  FOR ALL NOMINEES   /   /  WITHHOLD        /   /  FOR ALL NOMINEES EXCEPT



Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)


/   /  FOR                     /   /  AGAINST                    /   / ABSTAIN



3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the Items above. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

RECORD DATE SHARES:

Mark box at right if address change or comment has been noted on the reverse side of this card. / /

                         Please sign exactly as your  name(s) appear(s) hereon.
                        Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Please  be sure to sign and date this Proxy.

                        Shareholder sign here----------  Date------------------


                        Co-owner sign here------------   Date------------------


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
==============================              ===============================
------------------------------              -------------------------------




                           COLONIAL INSURED MUNCIPAL FUND

                                      COMMON SHARES

                  This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Russell L. Kane, Joseph R. Palombo and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meetings of Shareholders of Colonial Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 24, 2000, and at any adjournments, as follows on the reverse side of this card.

/X/ Please mark votes as in this example.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Trustees recommends a vote FOR the following items:

1.   ELECTION OF NINE TRUSTEES.  (Item 1 of the Notice)

Tom Bleasdale                John V. Carberry        Lora S. Collins
James E. Grinnell            Richard W. Lowry        William E. Mayer
James L. Moody, Jr.          John J. Neuhauser       Anne-Lee Verville

/   /  FOR ALL NOMINEES      /   /  WITHHOLD      /   /  FOR ALL NOMINEES EXCEPT



Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)


/   /  FOR                 /   /  AGAINST                  /   / ABSTAIN



3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the Items above. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

RECORD DATE SHARES:

Mark box at right if address change or comment has been noted on the reverse side of this card. / /

                         Please sign exactly as your  name(s) appear(s) hereon.
                        Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Please  be sure to sign and date this Proxy.

                        Shareholder sign here----------  Date------------------


                        Co-owner sign here------------   Date------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
==============================              ===============================
------------------------------              -------------------------------





                      COLONIAL NEW YORK INSURED MUNCIPAL FUND

                                  COMMON SHARES

                This Proxy Solicited on Behalf of the Board of Trustees


The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Russell L. Kane, Joseph R. Palombo and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meetings of Shareholders of Colonial New York Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 24, 2000, and at any adjournments, as follows on the reverse side of this card.

/X/ Please mark votes as in this example.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Trustees recommends a vote FOR the following items:

1.   ELECTION OF NINE TRUSTEES.  (Item 1 of the Notice)

Tom Bleasdale              John V. Carberry           Lora S. Collins
James E. Grinnell          Richard W. Lowry           William E. Mayer
James L. Moody, Jr.        John J. Neuhauser          Anne-Lee Verville

/   /  FOR ALL NOMINEES   /   /  WITHHOLD         /   /  FOR ALL NOMINEES EXCEPT



Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)


/   /  FOR               /   /  AGAINST                   /   / ABSTAIN



3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the Items above. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

RECORD DATE SHARES:

Mark box at right if address change or comment has been noted on the reverse side of this card. / /

                        Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Please  be sure to sign and date this Proxy.

                        Shareholder sign here----------  Date------------------


                        Co-owner sign here------------   Date------------------


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
==============================              ===============================
------------------------------              -------------------------------